SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                              (Amendment No. _____)

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  /_/

Check the appropriate box:

/X/     Preliminary Proxy Statement
/_/     Definitive Proxy Statement
/_/     Definitive Additional Materials
/_/     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/_/ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                         LIFETIME ACHIEVEMENT FUND, INC.
                (Name of Registrant as Specified In Its Charter)


 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/     No fee required
/_/     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


        (1)  Title of each class of securities to which transaction applies:

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        (2)  Aggregate number of securities to which transaction applies:

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


        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):*

             ----------------------------------------------------------------


        (4)  Proposed maximum aggregate value of transaction:

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        (5)  Total fee paid:

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/_/     Fee paid previously with preliminary materials:

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


        (1)  Amount previously paid:

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        (2)  Form, Schedule or Registration no.:

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        (3)  Filing party:

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        (4)  Date filed:

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

                         LIFETIME ACHIEVEMENT FUND, INC.


                               PROXY STATEMENT AND
                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS


                              Tuesday, May 29, 2001

                                TABLE OF CONTENTS

                                                                     Page

President's Letter....................................................1
Notice of Annual Meeting..............................................2
Proxy Statement.......................................................3
Proposal 1  -  To Elect a Board of Six Directors......................5
Proposal 2  -  To Ratify the Selection of PricewaterhouseCoopers LLP
as Independent Public Accountants of the Fund.........................7
Proposal 3  -  To Approve a Change to the Fund's Fundamental
Investment Policies...................................................7
Other Business........................................................8
Expenses of Proxy Solicitation........................................8
Additional Information................................................9

                         LIFETIME ACHIEVEMENT FUND, INC.
                        11605 WEST DODGE ROAD, SUITE ONE
                                 OMAHA, NE 68114



To the Lifetime Achievement Fund Shareholders:

     As an investor in the Lifetime Achievement Fund, Inc. (the "Fund"), you are cordially invited to attend the annual meeting (the "Meeting") of shareholders of the Fund (the "Shareholders") to be held at 6:00 p.m. on Tuesday, May 29, 2001 at the Holiday Inn Convention Center, 72nd & Grover, Omaha, Nebraska. The purpose of the Meeting is for the Shareholders (i) to elect a Board of six Directors, each to hold office until the next Annual Meeting of the Board of Directors of the Fund or until a successor shall have been chosen and shall have qualified, (ii) to ratify the selection of PricewaterhouseCoopers LLP as the independent public accountants of the Fund, (iii) to approve change in the Fund's fundamental investment policies, and (iv) to transact such other business as may properly come before the Meeting.

     In this regard, enclosed are (1) a Notice of Meeting, (2) a Proxy Statement that describes the proposals that will be submitted to shareholders for approval at the Meeting, and (3) a Proxy.

     Although we look forward to seeing you at the Meeting, if you cannot attend the Meeting, we ask that you complete, sign, date and return the accompanying Proxy in the enclosed postage-paid envelope or vote by telephone or on the internet as described in the enclosed pamphlet as soon as possible. These proposals are important and your vote is greatly appreciated.

                                             Sincerely,


                                             /s/ Roland R. Manarin
                                             -----------------------------
                                             Roland R. Manarin, President

                         LIFETIME ACHIEVEMENT FUND, INC.
                        11605 WEST DODGE ROAD, SUITE ONE
                                 OMAHA, NE 68114


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON TUESDAY, MAY 29, 2001


     Notice is hereby given that the annual meeting (the "Meeting") of the shareholders of Lifetime Achievement Fund, Inc. (the "Fund") will be held at 6:00 p.m. on Tuesday, May 29, 2001 at the Holiday Inn Convention Center, 72nd & Grover, Omaha, Nebraska for the following purposes:

     (1) To elect a Board of six Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified;

     (2) To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the independent public accountants of the Fund;

     (3) To approve certain changes to the Fund's fundamental investment policies to permit the Fund to borrow up to a total of 30% of the Fund's assets for temporary investment purposes; and

     (4) To transact such other business as may properly come before such annual meeting or any adjournment thereof.

     The close of business on May 12, 2001 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only shareholders of record at the close of business on such date are entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

                                              By Order of the Board of Directors


                                              /s/ Charles H. Richter
                                              ----------------------------------
                                              Charles H. Richter, Secretary



          IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET.

                         LIFETIME ACHIEVEMENT FUND, INC.
                        11605 WEST DODGE ROAD, SUITE ONE
                                 OMAHA, NE 68114


                                 PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Lifetime Achievement Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Shareholders to be held at 6:00 p.m. on Tuesday, May 29, 2001 at the Holiday Inn Convention Center, 72nd & Grover, Omaha, Nebraska, and at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying notice.

     Shareholders of record at the close of business on May 12, 2001, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were __________ shares of Common Stock of the Fund issued and outstanding, the holders of which are entitled to one vote per share on all matters brought before the Meeting. If you were a Shareholder as of said date, you will be entitled to vote at the Meeting and your presence is desired.

IF, HOWEVER, YOU CANNOT BE PRESENT, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET FOR THIS PURPOSE IN ORDER TO INSURE A QUORUM AT THE MEETING.

     Representatives of PricewaterhouseCoopers LLP, the Company's independent public accountants, may be present at the Annual Meeting. If present, will have the opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions.

     The persons named in the accompanying proxy will vote the same FOR Proposals 1, 2, 3, and 4 as indicated herein, unless the proxy contains contrary directions, in which case the proxy will be voted as directed. If a proxy is executed and returned without indicating any voting instructions, the shares of the Fund represented by the proxy will be voted FOR Proposals 1, 2, 3, and 4. Any shareholder of the Fund giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Fund at the above address prior to the date of the Meeting a letter of revocation or a later dated proxy. In the event that the number of shares of the Fund represented at the meeting of Shareholders on May 12, 2001 in person or by proxy is less than a majority of the number of shares of the Fund issued and outstanding on the record date, the persons named in the accompanying proxy will vote FOR an adjournment of such meeting if a majority of the number of shares of the Fund represented in person or by proxy at such meeting voted FOR any of the Proposals, and otherwise, will vote AGAINST an adjournment of such meeting.

     The Fund's Annual Report for the fiscal year which ended December 31, 2000 has already been mailed to Shareholders. Shareholders who desire an additional copy of the Annual Report may obtain it without charge by writing to the Fund at 11605 West Dodge Road, Suite One, Omaha, NE 68114, telephoning the Fund at 1-800-397-1167, or visiting the Securities and Exchange Commission's web site at http://www.sec.gov for such purpose.

     The Fund's Investment Adviser is Manarin Investment Counsel, Ltd. (the "Adviser"). The Fund's principal distributor is Manarin Securities Corporation.

     As of the record date, no Shareholder, to the knowledge of the Fund, owned beneficially more than 5% of the outstanding shares of Common Stock of the Fund.

IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET AS PROMPTLY AS POSSIBLE.

                 PROPOSAL 1 - TO ELECT A BOARD OF SIX DIRECTORS


     The purpose of this proposal is to elect a Board of Directors of the Fund. Pursuant to the provisions of the By-laws of the Fund, the Board of Directors has determined that the number of Directors shall be fixed at six. It is intended that the accompanying proxy will be voted for the election as Directors of the six nominees listed below, unless such authority has been withheld in the proxy, in which case the proxy will be voted as indicated thereon. In the election of Directors, those six nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

     All of the nominees named below are currently Directors of the Fund and have served in that capacity continuously since originally elected or appointed. If elected, each nominee will serve until the next Annual Meeting of Shareholders of the Fund or until their successor shall have been chosen and shall have qualified or as otherwise provided in the By-laws of the Fund.


-----------------------------------------------------------------------------------------------
  Name, Age, Address, and           Principal Occupation            Director     Approximate
    Position with Fund                                                Since        Value of
                                                                                Fund Shares
                                                                                    Owned
                                                                                 Beneficially
                                                                                  and/or of
                                                                                Record on May
                                                                                   12, 2001
-----------------------------------------------------------------------------------------------
Roland R. Manarin* + (54)   President,  Director  and  Investment    7/2000
President,  Treasurer and   Adviser    Representative,    Manarin
Director                    Investment  Counsel,  Ltd  Registered
11605 West Dodge Road       Representative   Manarin   Securities
Omaha, Nebraska  68154      Corporation - President
-----------------------------------------------------------------------------------------------
Charles H. Richter* (42)    Chief  Operating   Officer,   Manarin    7/2000
Vice President, Secretary,  Securities  Corporation;   President,
and Director                Investors      First      Securities,
11605 West Dodge Road       Principal,   Broker-dealer  Services,
Omaha, Nebraska  68154      LLC;    Principal,    Kuehl   Capital
                            Corporation
-----------------------------------------------------------------------------------------------
David C. Coker (52)         Development    Director,     Nebraska    7/2000
Director                    Lutheran     Outreach      Ministries
11605 West Dodge Road       (non-profit religious organization)
Omaha, Nebraska 68154
-----------------------------------------------------------------------------------------------
Jerry Vincentini (59)       Sales  Marketing   Manager,   Willsie    7/2000
Director                    Company (graduation supplies)
11605 West Dodge Road
Omaha, Nebraska 68154
-----------------------------------------------------------------------------------------------
Dr. Bodo Treu* (42)         Physician,    Alegent   Family   Care    7/2000
Director                    Clinic (family practice clinic)
11605 West Dodge Road
Omaha, Nebraska 68154
-----------------------------------------------------------------------------------------------
Lee Rohlfs (49)             Vice   President    Client   Services    2/2001
Director                    Insurance     Technology    Services,
11605 West Dodge Road       Dallas, Texas  1996 - present.
Omaha, NE 68154
-----------------------------------------------------------------------------------------------
*       "Interested person", as defined by the Investment Company Act of 1940, as amended.
+       "Controlling person" of the Adviser.

     The Fund currently pays each unaffiliated Director a fee of $100 for attendance at each meeting of the Board of Directors of the Fund, plus reimbursement for travel expenses incurred in connection with attending such meetings. In addition, the Fund pays $100 to each member of the Audit Committee for attendance at each meeting of the Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Board of Directors of the Fund receives compensation from the Fund for services performed as members of the Board of Directors of the Fund. The Fund did not pay Director's fees or reimburse travel expenses in 2000.

     All of the issued and outstanding shares of capital stock of the Adviser are currently owned by Roland Manarin. In addition, Mr. Manarin owns a 100% ownership interest in Manarin Securities Corporation, a brokerage firm that the Fund may utilize to execute security transactions ("MSC"). Brokerage commissions paid by the Fund to MSC during 2000 totaled $______(100% of total 2000 commissions).

     The Board of Directors of the Fund held a total of two (2) meetings during the year ended December 31, 2000. The Board has an Audit Committee consisting of Messrs - Coker, Vincentini, and Rohlfs. The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Fund has a nominating committee consisting of Messrs - Coker, Vincentini, and Rohlfs (the disinterested directors as required by Rule 126-1 under the Investment Company Act of 1940). The Audit Committee did not meet during the year. Each director attended all of the meetings of the Board of Directors, except Dr. Bodo Treu who was unable to attend the one of the meetings of the Board of Directors, except Dr. Bodo Treu who was unable to attend either of the meetings of the Board of Directors.

                     PROPOSAL 2 - TO RATIFY THE SELECTION OF
                PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC
                             ACCOUNTANTS OF THE FUND



     The Board of Directors has unanimously approved the selection of PricewaterhouseCoopers LLP ("PWC") as the independent public accountants of the Fund for the fiscal year ending December 31, 2000 and hereby seeks shareholder ratification of such selection. PWC has advised the Fund that neither PWC nor any of its members has, or has had in the past three years, any financial interest in the Fund or any relation to the Fund other than their duties as auditors and accountants. Representatives of PWC may be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.


                 PROPOSAL 3 - TO APPROVE A CHANGE TO THE FUND'S
                         FUNDAMENTAL INVESTMENT POLICIES



PROPOSAL

     The Investment Company Act of 1940, as amended, requires a registered investment company, including the Fund, to have certain specific investment policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies.

     The Fund's fundamental investment policies, prohibits the Fund from borrowing, except for temporary emergency purposes and then only up to 10% of the value of the Fund's total assets.

     This proposal seeks shareholder approval of a change to fundamental investment policy so as to permit the Fund to borrow up to 30% of the value of the Fund's total assets.

                 REQUIRED VOTE; REASONS FOR DIRECTORS' APPROVAL

     The Board of Directors of the Fund considered the proposed changes to the Fund's fundamental investment policy. The Board of Directors requested and received relevant information from the Adviser and counsel regarding such changes. Among other things, the Board of Directors considered that (i) the market volatility since the summer of 2000 has created greater risk that redemptions from the Fund would require the Adviser to liquidate positions, which the Adviser would otherwise desire to hold; (ii) that 10% was insufficient to meet potential liquidity needs in light of redemption volatility; (iii) that in certain markets a greater level of borrowing would allow the Adviser to participate in investment opportunities on the buy side when redemptions and/or hold recommendations would prevent the Fund from liquidating existing positions to fund purchases. Additionally, the Board considered the implications of section 18(f) under the Investment Company Act of 1940, which requires the Adviser to borrow only from banks and maintain 300% asset coverage for all borrowing and to the extent that asset coverage falls below 300%, that the Adviser would immediately have to take steps to reduce the borrowing.

     After review of the information and representations provided to them, the Directors determined that the proposed changes to the fundamental investment policies would be in the best interest of the Fund and its shareholders. Accordingly, the Directors present at meetings of the Board of Directors held on February ___, 2001 and May 4, 2001 voted unanimously to approve, subject to approval by a majority of the outstanding shares of the Fund as required by the Fund's By-laws, the proposed changes to the Fund's fundamental investment policies and recommends that the Shareholders similarly vote in favor.

                                 RECOMMENDATION

     THE DIRECTORS OF THE FUND BELIEVE THAT THE PROPOSED CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES ARE IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS AND, ACCORDINGLY, RECOMMEND THAT SHAREHOLDERS VOTE FOR CERTAIN CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES AS DISCUSSED ABOVE.


                                 OTHER BUSINESS

     The Directors of the Fund are not aware of any other business to be acted upon at the Meeting other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.


                         EXPENSES OF PROXY SOLICITATION

     The cost of the Meeting, including the solicitation of proxies, will be borne by the Fund. The proposed solicitation of proxies will be made by mail but supplemental solicitations may be by mail, telephone, or telegraph personally by shareholder service representatives and/or officers of the Fund who will not be additionally compensated for providing such services. It is anticipated that the cost for such supplemental solicitations, if any, would be nominal. The Fund will forward to any record owners proxy materials for any beneficial owner that such record owners may request.

                             ADDITIONAL INFORMATION

     The officers of the Fund are responsible for the day-to-day operations of the Fund and the Board of Directors of the Fund is responsible for the general policy of the Fund; Manarin Investment Counsel, Ltd. is the adviser to the Fund; the Fund's shares are distributed through a distribution expense plan maintained by the Fund pursuant to Rule 12b-1 of the Act; and Manarin Securities Corporation, serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares, provided, however, that orders are not binding on the Fund until accepted by the Fund as principal.

                         LIFETIME ACHIEVEMENT FUND, INC.
                        11605 WEST DODGE ROAD, SUITE ONE
                                 OMAHA, NE 68114


                                      PROXY
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON TUESDAY, MAY 29, 2001


                   THIS PROXY IS BEING SOLICITED ON BEHALF OF
            THE BOARD OF DIRECTORS OF LIFETIME ACHIEVEMENT FUND, INC.


     The undersigned hereby appoints Roland Manarin and/or Charles Richter as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Lifetime Achievement Fund, Inc. held on record by the undersigned on May 12, 2001, at the annual meeting of shareholders to be held on Tuesday, May 29, 2001 or at any adjournment or adjournments thereof.

          NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE DO NOT INDICATE ADDRESS CORRECTIONS OR CHANGES, REGISTRATION CHANGES OR ANY OTHER INFORMATION ON THIS CARD.


                      --------------------------------------------
                      Signature


                      --------------------------------------------
                      Signature of joint owner, if any


                      ---------------------------------, 2001
                      Date


PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET.

                         LIFETIME ACHIEVEMENT FUND, INC.
                   ANNUAL SHAREHOLDERS MEETING - MAY 29, 2001


THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF PROPOSALS 1, 2, 3, AND 4 AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

PROPOSALS:

        1.     To elect the following six nominees as Directors of the Fund:
               (Manarin, Richter, Coker, Vincentini, Treu, and Rohlfs)

        [ ]    FOR ALL

        [ ]    WITHHOLD ALL

        [ ]    FOR ALL EXCEPT

         To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and write the nominee(s) number on the line below:


        ----------------------------------------------------------------------

        2. To ratify the selection of PricewaterhouseCoopers LLP as the independent public accountants of the Fund.

             [ ] FOR   [ ] AGAINST           [ ] ABSTAIN


        3. To approve certain changes to the Fund's fundamental investment policies.

             [ ] FOR   [ ] AGAINST           [ ] ABSTAIN


        4. In their discretion, on all other business that may properly come before the Meeting and any adjournment or adjournments thereof.

             [ ] FOR  [ ] AGAINST           [ ] ABSTAIN


              Please sign on the reverse side

              Your Proxy vote is important!